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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  -------------

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) April 20, 2004
                                                        ---------------


                               IKONICS CORPORATION
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             (Exact name of registrant as specified in its charter)


           MINNESOTA                     000-25727               41-0730027
 ----------------------------    -----------------------     -------------------
 (State or other jurisdiction    (Commission File Number)      (IRS Employer
       of incorporation)                                     Identification No.)





        4832 GRAND AVENUE
        DULUTH, MINNESOTA                                          55807
--------------------------------------------------------------------------------
(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code  (218) 628-2217
                                                   ----------------



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Item 7.    Financial Statements and Exhibits.

         (c)      Exhibits

         99       Press Release dated April 20, 2004

Item 12.   Results of Operations and Financial Condition.

         On April 20, 2004, IKONICS Corporation (the "Company") reported its financial results for the quarter ended March 31, 2004. See the Company's press release dated April 20, 2004, which is furnished as Exhibit 99 hereto and incorporated by reference in this Item 12.


                                       2
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                      IKONICS CORPORATION


Date:  April 22, 2004                 /s/ Jon Gerlach
                                      ------------------------------------------
                                          Jon Gerlach
                                          Chief Financial Officer
                                          and Vice President of Finance

                                       3
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                                  EXHIBIT INDEX


                                                                             Method
   Exhibit                           Description                            of Filing
   -------                           -----------                            ---------
                                                                         Filed
99           Press Release dated April 20, 2004 ......................   Electronically


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